UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 13, 2012

Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE
WOONSOCKET, RHODE ISLAND	02895
(Address of Principal Executive Offices)	(Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Award to Interim Chief Financial Officer

On June 13, 2012, the Compensation Committee of the Board of Directors of Summer Infant, Inc. (the “Company”) approved the grant to Edmund Schwartz, the Company’s Interim Chief Financial Officer, of an option to purchase 7,000 shares of the Company’s common stock with an exercise price per share equal to the closing price of the Company’s common stock on the date of grant.  The option vests in full on the first anniversary of the date of grant, provided if Mr. Schwartz’ consulting arrangement is terminated after December 31, 2012 but before the vesting date, the option will continue to vest until the first anniversary of the date of grant.

2012 Incentive Compensation Plan

As described in Item 5.07, on June 14, 2012 at the Company’s 2012 Annual Meeting of Stockholders, the Company’s stockholders approved the 2012 Incentive Compensation Plan (the “2012 Plan”).  The following summary describes the 2012 Plan as approved by the Company’s stockholders.

Purpose

The purpose of the 2012 Plan is to assist the Company and its subsidiaries and other designated affiliates, which we refer to as related entities, in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its related entities, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value.

Eligibility

The persons eligible to receive awards under the 2012 Plan are the officers, directors, employees, consultants and other persons who provide services to the Company or any related entity.  The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Internal Revenue Code, respectively), are eligible for purposes of receiving any incentive stock options, also known as ISOs.  An employee on leave of absence may be considered as still in the employ of the Company or a related entity for purposes of eligibility for participation in the 2012 Plan.

Administration

The 2012 Plan is to be administered by the compensation committee of the Company’s Board of Directors or other committee designated by the Board of Directors to administer the 2012 Plan and which consists of not less than two independent directors (the “Committee”), except to the extent and subject to certain limitations the Board of Directors elects to administer the 2012 Plan.  Subject to the terms of the 2012 Plan, the Committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2012 Plan, construe and interpret the 2012 Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2012 Plan.  The Committee may also, in its sole discretion and subject to certain limitations, delegate its authority to grant awards under the 2012 Plan to a specific person or group of persons.

Shares Available for Awards

Under the 2012 Plan, the total number of shares of the Company’s common stock reserved and available for delivery under the 2012 Plan at any time during the term of the 2012 Plan shall be 500,000, subject to adjustment as provided for in the 2012 Plan.  Shares of the Company’s common stock under awards that are forfeited, expire or otherwise terminate without issuance of such shares will again be available for delivery with respect to awards under the 2012 Plan.  However, shares of the Company’s common stock will not again be available for delivery with respect to awards under the 2012 Plan if (i) such shares were tendered or withheld (either actually or by attestation) upon exercise or settlement of an award or (ii) such shares were tendered or withheld (either actually or by attestation) to pay tax withholding requirements.  In addition, shares of the Company’s common stock subject to a stock appreciation right, or SAR, shall be counted against the pool of available shares as granted (not settled) with respect to awards under the 2012 Plan.  Any shares of the Company’s common stock repurchased by the Company in the open market using proceeds from option exercises shall not be available for awards under the 2012 Plan.  Awards issued in substitution for awards previously granted by a company acquired by the Company or a related entity, or with which the Company or a related entity combines, do not reduce the limit on grants of awards under the 2012 Plan.

Annual Per-Person Limitations

The 2012 Plan imposes individual limitations on the amount of certain awards, in part to comply with Section 162(m) of the Internal Revenue Code.  Under these limitations, during any 12-month period, no participant may be granted (i) stock options or stock appreciation rights with respect to more than 500,000 shares of the Company’s common stock, or (ii) shares of restricted stock, restricted stock units, performance shares and other stock based-awards with respect to more than 500,000 shares of the Company’s common stock, in each case, subject to adjustment in certain circumstances.  The maximum amount that may be paid out as performance awards in cash or other property (excluding shares of the Company’s common stock) in any 12-month performance period is $3,000,000.

Section 162(m) of the Internal Revenue Code

The 2012 Plan is designed to allow the Company to grant awards that satisfy the requirements for the performance-based compensation exclusion from the deduction limitations under Section 162(m) of the Internal Revenue Code.  The Company’s Board of Directors believes that it is in the Company’s interest and the interests of its stockholders to maintain an equity and cash compensation 2012 Plan under which compensation awards made to the Company’s named executive officers can qualify for deductibility for federal income tax purposes.  Accordingly, the 2012 Plan has been structured in a manner such that awards under it can satisfy the requirements for the performance-based compensation exclusion from the deduction limitations under Section 162(m) although the Company cannot guarantee that awards under the 2012 Plan will actually qualify as performance-based compensation under Section 162(m).  Future changes in Section 162(m) or the regulations thereunder may adversely affect the Company’s ability to ensure that awards under the 2012 Plan will qualify as “performance-based compensation” that are fully deductible by the Company under Section 162(m).  In order for awards to satisfy the requirements for the performance-based compensation exclusion from the deduction limitations under Section 162(m), the 2012 Plan specifies performance measures and other material terms that must be approved by the Company’s stockholders, which are described below under “Performance Awards.”  Approval of the 2012 Plan by the required vote of the Company’s stockholders is intended to constitute such approval.

Types of Awards Authorized under the 2012 Plan

Stock Options and Stock Appreciation Rights.  The Committee is authorized to grant stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of the Company’s common stock on the date of exercise exceeds the grant price of the stock appreciation right.  The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee.  The exercise price per share of stock options shall be no less than 100% of the fair market value of a share of the Company’s common stock on the date such stock option is granted.  An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a share of the Company’s common stock on the date such ISO is granted.

For purposes of the 2012 Plan, the term “fair market value” means the fair market value of the Company’s common stock, awards or other property as determined by the Committee or under procedures established by the Committee.  Unless otherwise determined by the Committee, the fair market value of the Company’s common stock as of any given date is the closing sales price per share of the Company’s common stock as reported on the principal stock exchange or market on which the Company’s common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.  The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% stockholder (as described above) may have a term exceeding five years (to the extent required by the Internal Revenue Code at the time of grant).  Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee.  The Committee, thus, may permit the exercise price of options awarded under the 2012 Plan to be paid in cash, shares, other awards or other property (including loans to participants).

Restricted Stock and Restricted Stock Units.  The Committee is authorized to grant restricted stock and restricted stock units.  Restricted stock is a grant of shares of the Company’s common stock which may not be sold or disposed of, and which is subject to such risks of forfeiture and other restrictions as the Committee may impose.  A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee.  An award of restricted stock units confers upon a participant the right to receive shares of the Company’s common stock or cash equal to the fair market value of the specified number of shares of the Company’s common stock covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose.  These awards may be subject to the satisfaction of performance-based criteria and qualify as performance awards for purposes of Section 162(m) of the Internal Revenue Code, as discussed below under “Performance Awards.”  Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

The Committee is also authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of the Company’s common stock, other awards or other property equal in value to dividends paid on a specific number of shares of the Company’s common stock or other periodic payments in connection with a restricted stock unit award.  Dividend equivalents may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of the Company’s common stock, awards or otherwise as specified by the Committee.

Bonus Stock, Non-Employee Director Awards and Awards in Lieu of Obligations.  The Committee is authorized to grant shares of the Company’s common stock as a bonus free of restrictions, or to grant shares of the Company’s common stock or other awards in lieu of Company obligations to pay cash or deliver other property under the 2012 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.  The Committee may, in its sole discretion, determine to provide for the grant of unrestricted shares of the Company’s common stock to non-employee directors in recognition of their services to the Board of Directors in addition to any other compensation paid to the Company’s non-employee directors.

Performance Awards.  The Committee is authorized to grant performance awards to participants on terms and conditions established by the Committee, which awards may consist of shares of the Company’s common stock, cash, restricted stock awards, or restricted stock units.

The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Committee upon the grant of the performance award.  Performance awards may be valued by reference to a designated number of shares of the Company’s common stock (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units).  Performance awards may be settled by delivery of cash, shares of the Company’s common stock or other property, or any combination thereof, as determined by the Committee.  Performance awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Section 162(m) of the Internal Revenue Code.  For purposes of Section 162(m), the term “covered employee” means a company’s chief executive officer and each other person whose compensation is required to be disclosed in the company’s filings with the SEC by reason of that person being among the three highest compensated officers of the company (other than the company’s chief executive officer or principal financial officer) as of the end of a taxable year.  If and to the extent required under Section 162(m), any power or authority relating to a performance award intended to qualify under Section 162(m) is to be exercised by the Committee and not the Board of Directors.

Performance Criteria.  If and to the extent that the Committee determines that these provisions of the 2012 Plan are to be applicable to any award, one or more of the following business criteria for the Company, on a consolidated basis, or for related entities, or for business or geographical units of the Company or a related entity (except with respect to the total shareholder return and earnings per share criteria), are to be used by the Committee in establishing performance goals for awards under the 2012 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction or refinancing; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; (18) management of product distribution by type or customer; or (19) the fair market value of a share of the Company’s common stock.  Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, a group of companies that are comparable to the Company.  The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges; (ii) an event either not directly related to the operations of the Company or not within the reasonable control of management; (iii) a change in accounting standards required by generally accepted accounting principles; or (iv) such other exclusions or adjustments as the Committee specifies at the time the award is granted.  The Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Stock-Based Awards.  The Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of the Company’s common stock.  The Committee determines the terms and conditions of such awards.

Other Terms of Awards

Awards may be settled in the form of cash, shares of the Company’s common stock, other awards or other property, in the discretion of the Committee.  The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles.  The Committee is authorized to place cash, shares of the Company’s common stock or other property in trusts or make other arrangements to provide for payment of its obligations under the 2012 Plan.  The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of the Company’s common stock or other property to be distributed will be withheld (or previously acquired shares of the Company’s common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations.  Awards granted under the 2012 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers, subject to any terms and conditions the Committee may impose thereon.

Awards under the 2012 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under the 2012 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant awards in addition to such other awards, rights or other awards.

Effect of a Change in Control

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement or otherwise determined by the Committee, vesting shall occur automatically upon the consummation of a “change in control” of the Company, as defined in the 2012 Plan.  With respect to any award subject to the achievement of performance-based goals, the Committee may, in its discretion, determine that all or a portion of the applicable performance goals have been met based upon the actual achievement of such goals as of the date of the consummation of the change in control.  However, unless otherwise determined by the Committee, acceleration of or lapsing of vesting in connection with an award shall not occur if either (1) the Company is the surviving entity in the change in control transaction or (2) the successor company in the change in control transaction assumes or substitutes for the award.

Adjustments

The Committee is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of the Company’s common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Company’s common stock so that an adjustment is appropriate.  These adjustments include changing the number and type of shares to be issued under the 2012 Plan, changing the per-person limitations on awards and the grant, purchase or exercise price of an award, and changing the restriction on the total amount of awards that may be granted.  The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Amendment and Termination

The Board of Directors may amend, alter, suspend, discontinue or terminate the 2012 Plan or the Committee’s authority to grant awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of the Company’s common stock are then listed or quoted.  Thus, stockholder approval may not necessarily be required for every amendment to the 2012 Plan which might increase the cost of the 2012 Plan or alter the eligibility of persons to receive awards.  Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.  Unless earlier terminated by the Board of Directors, the 2012 Plan will terminate at the earliest of (a) such time as no shares of the Company’s common stock remain available for issuance under the 2012 Plan or (b) the tenth anniversary of the effective date of the 2012 Plan.  Awards outstanding upon expiration of the 2012 Plan shall remain in effect until they have been exercised or terminated, or have expired.

The foregoing is a summary only and does not purport to be a complete description of all of the terms contained in the 2012 Plan, and is subject to and qualified in its entirety by reference to the full text of the 2012 Plan, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

On June 14, 2012, the 2012 Annual Meeting of Stockholders of the Company was held.  The following matters were submitted to the stockholders at the meeting, all of which were approved:

•                  the election of two class B directors, each to serve for a three-year term expiring in 2015;

•                  the approval of the Company’s 2012 Incentive Compensation Plan; and

•                  the ratification of the appointment of McGladrey LLP as the independent auditor of the Company for the fiscal year ending December 31, 2012.

The number of votes for and against and the number of abstentions and non-votes, as applicable, with respect to each matter are set forth below.

Election of Class B Directors

Nominee	For Votes	Withheld Votes	Broker Non-Votes

Martin Fogelman	8,910,451	4,073,467	1,859,520

Richard Wenz	12,903,574	80,344	1,859,520

Approval of 2012 Incentive Compensation Plan

For	Against	Abstained	Broker Non-Votes

11,742,276	1,235,176	6,466	1,859,520

Ratification of Appointment of McGladrey LLP as independent auditor

For	Against	Abstained

14,809,446	15,031	18,961

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description

10.1	2012 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: June 18, 2012	By:	/s/ Edmund Schwartz
Edmund Schwartz
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	2012 Incentive Compensation Plan